Exhibit 10.12.3

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,858,134.26	03-05-2019	03-01-2024	4011782	8100		403

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “****” has been omitted due to text length limitations.

Borrower:	LF3 Cedar Rapids, LLC	Lender:	Western State Bank
	LF3 Cedar Rapids TRS, LLC		West Fargo
	1635 43rd Street South, Suite 205		P.O. Box 617
	Fargo, ND 58103		755 13th Ave E
West Fargo, ND 58078
Grantor:	LF3 Cedar Rapids TRS, LLC
1635 43rd Street South, Suite 205
Fargo, ND 58103

INSURANCE REQUIREMENTS. Grantor, LF3 Cedar Rapids TRS, LLC (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to LF3 Cedar Rapids, LLC; and LF3 Cedar Rapids TRS, LLC (“Borrower”) by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:                                  Assignment of License Agreement dated November 30, 2018 between HOLIDAY HOSPITALITY FRANCHISING, LLC, a Delaware Limited Liability Company and LF3 Cedar Rapids TRS, LLC, a Delaware Limited Liability Company. This License constitutes a license to operate a hotel as Holiday Inn Express brand hotel located at 1230 Collins Road NE, Cedar Rapids, IA 52402.

Type: All risks, including fire, theft and liability.

Amount: Full Insurable Value.

Basis: Replacement value.

Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of March 5, 2019, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any-person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 5, 2019.

GRANTOR:

LF3 CEDAR RAPIDS TRS, LLC

LODGING FUND REIT III TRS, INC., Sole Member of LF3 Cedar Rapids TRS, LLC

By:	/s/ Corey R. Maple
Corey R. Maple, Chief Executive Officer and
Secretary of Lodging Fund REIT III TRS, Inc.

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE:	PHONE (952) 941-9418

AGENTS NAME: Laura Sutherland

AGENCY: Ross Nesbit Agencies, Inc.

ADDRESS: 5900 Rowland Road, Minnetonka, MN 55343

INSURANCE COMPANY:

POLICY NUMBER:

EFFECTIVE DATES:

COMMENTS:

LaserPro, Ver. 18.420.085 Copr. Finastra USA Corporation 1997, 2019. All Rights Reserved. - ND

NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
	03-05-2019		4011782	8100		403

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	LF3 Cedar Rapids, LLC	Lender:	Western State Bank
	LF3 Cedar Rapids TRS, LLC		West Fargo
	1635 43rd Street South, Suite 205		P.O. Box 617
	Fargo, ND 58103		755 13th Ave E
West Fargo, ND 58078
Grantor:	LF3 Cedar Rapids TRS, LLC
1635 43rd Street South, Suite 205
Fargo, ND 58103

Ross Nesbit Agencies, Inc.
TO:	ATTN: Laura Sutherland	DATE: March 5, 2019
5900 Rowland Road
Minnetonka, MN 55343

RE:	Policy Number(s):
Insurance Companies/Company:

Dear Laura Sutherland:

LF3 Cedar Rapids, LLC; and LF3 Cedar Rapids TRS, LLC (“Borrower”), are obtaining a loan from Western State Bank. Please send appropriate evidence of insurance to Western State Bank, together with the requested endorsements, on the following property, which Grantor, LF3 Cedar Rapids TRS, LLC (“Grantor”) is giving as security for the loan.

Collateral:                                  Assignment of License Agreement dated November 30, 2018 between HOLIDAY HOSPITALITY FRANCHISING, LLC, a Delaware Limited Liability Company and LF3 Cedar Rapids TRS, LLC, a Delaware Limited Liability Company. This License constitutes a license to operate a hotel as Holiday Inn Express brand hotel located at 1230 Collins Road NE, Cedar Rapids, IA 52402.

Type: All risks, including fire, theft and liability.

Amount: Full Insurable Value.

Basis: Replacement value.

Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

GRANTOR:

LF3 CEDAR RAPIDS TRS, LLC

LODGING FUND REIT III TRS, INC., Sole Member of LF3 Cedar Rapids TRS, LLC

By:	/s/ Corey R. Maple
Corey R. Maple, Chief Executive Officer and
Secretary of Lodging Fund REIT III TRS, Inc.

RETURN TO:

West Fargo
P.O. Box 617
755 13th Ave E
West Fargo, ND 58078
LaserPro, Ver. 18.420.085 Copr. Finastra USA Corporation 1997, 2019. All Rights Reserved. - ND